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                                                                    EXHIBIT 10.2


                             INTERCREDITOR AGREEMENT


         THIS INTERCREDITOR AGREEMENT (this "AGREEMENT") is entered into by and between Agent and Trustee.

                                   BACKGROUND

         A. Metal Management, Inc., a Delaware corporation ("MTLM"), and its wholly-owned subsidiaries set forth on SCHEDULE 1 attached hereto and by this reference made a part hereof (MTLM and such subsidiaries are sometimes hereinafter referred to, individually, as a "CREDIT PARTY" and, collectively, as "CREDIT PARTIES") are jointly and severally indebted to Senior Lenders pursuant to the Senior Credit Documents. All Senior Indebtedness is secured by a first priority continuing Lien on all Senior Lender Collateral.

         B. The Credit Parties are indebted to the Noteholders pursuant to the Note Documents. All Note Indebtedness is secured by a second priority continuing Lien on all Senior Lender Collateral to the extent and at such times as shall be required pursuant to the Note Documents.

         C. Agent and Trustee have entered into this Agreement to set forth, among other things, the relative priority of their respective Liens on the Senior Lender Collateral and Note Collateral.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are each hereby acknowledged, Agent and Trustee hereby agree as follows:

         SECTION 1. CERTAIN DEFINITIONS. The following terms shall have the following meanings for purposes of this Agreement (including the premises and background recitals hereto):

                  "AGENT" means Bankers Trust Company, a New York banking corporation, acting in its capacity as Agent for the benefit of itself and each Senior Lender under the Senior Credit Agreement, together with its successors in such capacity.

                  "BANKRUPTCY CODE" means Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.), as amended from time to time, and any successor statute, and all rules and regulations promulgated thereunder.

                  "INDEBTEDNESS" means, with respect to any Person, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the deferred and unpaid balance of the purchase price of any Property (including any deferred and unpaid balance under a capital lease), except any such balance that constitutes an accrued expense or a trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of


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         such Person prepared on a consolidated basis in accordance with generally accepted accounting principles in effect from time to time, and shall also include, to the extent not otherwise included, any direct or indirect guaranty by such Person of any items included within this definition.

                  "LIEN" means any lien, claim, charge, pledge, security interest, assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title, or other preferential arrangement having substantially the same economic effect as any of the foregoing, whether voluntary or imposed by law.

                  "NOTE COLLATERAL" means all Senior Lender Collateral with respect to which the Trustee (for its benefit and the benefit of the Noteholders) has been granted a Lien pursuant to the provisions of the applicable Note Documents to the extent and at such times as may be required pursuant to the Note Documents.

                  "NOTE DOCUMENTS" means and includes the Note Indenture, the Notes and all security agreements, guarantees, pledge agreements, mortgages, deeds of trust and other agreements, documents and instruments now or at any time hereafter entered into or delivered by any Credit Party or other Person pursuant thereto, or evidencing any replacement, substitution, refunding, renewal or refinancing of or for all or any part of, the Note Indebtedness, in each case as amended, restated, supplemented or otherwise modified and in effect from time to time, to the extent permitted pursuant to the terms hereof.

                  "NOTE INDEBTEDNESS" means all Indebtedness, liabilities and other obligations of any and every kind and nature now existing or hereafter arising, contingent or otherwise, of any Credit Party or any other Person under, in connection with, or evidenced or secured by the
         Note Indenture and the other Note Documents, in each case including, without limitation, obligations to pay (I) principal, (II) interest or premium (including interest accruing after the commencement of any Proceeding, whether or not constituting an allowed claim in such Proceeding), (III) fees, (IV) costs, expenses and other amounts related to any indemnity against loss, damage or liability, and (V) any other monetary obligation.

                  "NOTE INDENTURE" means that certain Amendment and Restated Indenture date as of June 29, 2001, among Credit Parties and Trustee.

                  "NOTEHOLDER" has the meaning ascribed to the term "Holder" (as defined in the Note Indenture).

                  "NOTES" has the meaning ascribed to the term "Notes" (as defined in the Note Indenture).

                  "PERSON" means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.


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                  "PROCEEDING" means, with respect to any Person, any (a)
         insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to such Person or its Property or creditors in such capacity, (b) proceeding for any liquidation, dissolution or other winding-up of such Person, voluntary or involuntary, whether or not involving insolvency or proceedings under the Bankruptcy Code, whether partial or complete and whether by operation of law or otherwise, (c) assignment for the benefit of creditors of such Person or (d) other marshaling of the assets of such Person.

                  "PROPERTY" means, with respect to any Person, all property and interests in property of such Person, whether real, personal or mixed, whether now owned or existing or hereafter acquired or arising and wheresoever located.

                  "SENIOR COMMITMENT" has the meaning ascribed to the term "Commitment" (as defined in the Senior Credit Agreement).

                  "SENIOR CREDIT AGREEMENT" means that certain Credit Agreement dated as of June 29, 2001, among Credit Parties, Agent and Senior Lenders.

                  "SENIOR CREDIT DOCUMENTS" means and includes the Senior Credit Agreement, all notes issued thereunder or in connection therewith and all security agreements, guaranties, pledge agreements, mortgages, deeds of trust and other agreements, documents and instruments now or at any time hereafter entered into or delivered by any Credit Party or other Person pursuant thereto, or evidencing any replacement, substitution, refunding, renewal or refinancing of or for all or any part of, the Senior Indebtedness, in each case as amended, restated, supplemented or otherwise modified and in effect from time to time, to the extent permitted pursuant to the terms hereof.

                  "SENIOR ENFORCEMENT ACTION" means any of the following: (a) acceleration by Senior Lenders of all or any part of the Senior Indebtedness; (b) commencement of any Proceeding with respect to any Credit Party; (c) initiation of any suit or action, including any Proceeding, against or with respect to any Credit Party or other Person to enforce payment of or to collect the whole or any part of the Senior Indebtedness, or to enforce any other rights, powers, privileges or remedies under the Senior Credit Documents; or (d) the taking by Agent of any action under the provisions of any state or federal law, including, without limitation, the Bankruptcy Code or the Uniform Commercial Code, to enforce, foreclose upon, take possession of or sell any Property of any Credit Party or any other Person on account of all or any part of the Senior Indebtedness, including, any Senior Lender Collateral.

                  "SENIOR INDEBTEDNESS" means all Indebtedness, liabilities and other obligations of any and every kind and nature now existing or hereafter arising, contingent or otherwise, of any Credit Party or any other Person under, in connection with, or evidenced or secured by the Senior Credit Agreement and the other Senior Credit Documents, in each case including, without limitation, obligations to pay (i) principal,


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         (ii) interest or premium (including interest accruing after the commencement of any Proceeding, whether or not constituting an allowed claim in such Proceeding), (iii) fees, (iv) costs, expenses and other amounts related to any indemnity against loss, damage or liability, and
         (v) any other monetary obligation.

                  "SENIOR LENDER" has the meaning ascribed to the term "Lender" (as defined in the Senior Credit Agreement).

                  "SENIOR LENDER COLLATERAL" means all of each Credit Party's Property, whether now owned or existing or hereafter acquired or arising and wheresoever located, including, without limitation, (i) all of each Credit Party's accounts, machinery, equipment, fixtures, inventory, goods, chattel paper, general intangibles, investment property, instruments and documents, (ii) all real property and interests in real property (including leasehold interests) of each Credit Party, and (iii) all accessions to, substitutions for and replacements, products and proceeds of all of the foregoing Property.

                  "TRUSTEE" means BNY Midwest Trust Company, an Illinois banking corporation, acting in its capacity as Trustee for its benefit and for the benefit of the Noteholders under the Note Indenture and the other Note Documents, together with its successors in such capacity.

                  "UCC" means the Uniform Commercial Code, as in effect from time to time in any applicable jurisdiction.

         All terms used but not otherwise defined herein but defined in the UCC shall have the respective meanings provided in the UCC.

         SECTION 2. LIEN PRIORITIES.

         2.1 ACKNOWLEDGMENT OF LIENS; SUBORDINATION.

         (a) Trustee hereby acknowledges that Agent has been granted Liens upon all of the Senior Lender Collateral pursuant to the Senior Credit Documents. Agent hereby acknowledges that the Trustee has been granted Liens upon all of the Note Collateral pursuant to the Note Documents.

         (b) Notwithstanding the date, manner or order of grant, attachment or perfection of the Liens on all or any part of the Senior Lender Collateral granted to Agent and Trustee, and notwithstanding the provisions of the UCC or any other applicable law or decision, or the terms or provisions of the Senior Credit Documents or Note Documents, respectively, or any other circumstance whatsoever, each of Agent and Trustee hereby agrees that (i) Agent on behalf of Agent and the Senior Lenders shall have a first, prior, senior and continuing Lien on all of the Senior Lender Collateral to secure the prompt and complete payment, performance and observance of all Senior Indebtedness and (ii) any Lien on all or any part of the Senior Lender Collateral now or hereafter held by Trustee (on its behalf or on behalf of the Noteholders),


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regardless of when or how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be in all respects and for all purposes subject to, junior to and subordinate to all Liens on all or any part of the Senior Lender Collateral granted to or held by Agent on behalf of Agent and the Senior Lenders.

         (c) The relative priorities of the respective Liens described in this
SECTION 2.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Senior Indebtedness or Note Indebtedness, respectively, or by any action or inaction which either Agent or Trustee may take or fail to take in respect of the Senior Lender Collateral or Note Collateral, respectively.

         2.2 PROHIBITION ON CONTESTING LIENS. Each of Agent and Trustee agrees not to seek to challenge, to avoid, to subordinate or to contest or directly or indirectly to support any other Person in challenging, avoiding or contesting in any judicial or other proceeding, including, without limitation, any Proceeding, the priority, validity, extent, perfection or enforceability of any Lien held by Agent or Trustee, as the case may be, in all or any part of the Senior Lender Collateral or Note Collateral, respectively; PROVIDED, that nothing in this
SECTION 2.1 is intended or shall be deemed or construed to limit in any way the ability of Agent or Trustee to enforce all of the terms and provisions of this Agreement. As between Agent and Trustee, the terms of this Agreement shall govern even if part or all of the Note Indebtedness or Senior Indebtedness, as the case may be, or the respective Liens securing payment, observance and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

         SECTION 3. ENFORCEMENT.

         3.1 NO EXERCISE OF REMEDIES. Unless and until Agent and each Senior Lender shall have received indefeasible payment in full in cash of all Senior Indebtedness and the Senior Credit Documents and all Senior Commitments thereunder shall have terminated pursuant to the respective terms and provisions thereof, except as otherwise expressly permitted in SECTIONS 3.2 and 3.3 below, neither Trustee nor any Noteholder shall ask, demand or sue for any right or remedy in respect of all or any part of the Senior Lender Collateral and Trustee and each Noteholder agree not to take or receive from any Credit Party, directly or indirectly, in cash or other Property or by set-off or in any other manner, whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise, all or any part of the Senior Lender Collateral. Without limiting the generality of the foregoing, unless and until Agent and each Senior Lender shall have received indefeasible payment in full in cash of all Senior Indebtedness and the Senior Credit Documents and all Senior Commitments thereunder shall have terminated pursuant to the respective terms and provisions thereof, (i) neither Trustee nor any Noteholder shall exercise or otherwise assert any right or remedy in respect of all or any part of the Senior Lender Collateral or any Liens thereon; (ii) the sole right of Trustee with respect to the Senior Lender Collateral shall be to hold a Lien thereon to the extent granted pursuant to the Note Documents and to receive proceeds thereof remaining after such payment and termination; and (iii) without the prior written consent of Agent, neither Trustee nor any Noteholder shall exercise any right Trustee may have under the Note Documents or under the Uniform Commercial Code or other applicable law to deliver any notices to account debtors informing


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them of Trustee's interest in any accounts of any Credit Party or directing such account debtors to make payments in any particular manner of amounts due in respect of any such account.

         3.2 COOPERATION. Trustee agrees that, unless and until Agent and each Senior Lender shall have received indefeasible payment in full in cash of all Senior Indebtedness and the Senior Credit Documents and all Senior Commitments thereunder shall have terminated pursuant to the respective terms and provisions thereof, Trustee will not commence, or join with any creditor other than Agent in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to any Lien held by it in, or otherwise with respect to, all or any part of the Senior Lender Collateral, including, without limitation, petitioning, filing or joining in any involuntary Proceeding pursuant to Section 303 of the Bankruptcy Code.

         3.3 CERTAIN EXERCISES. The provisions of this SECTION 3 are intended to limit the enforcement of Trustee's rights and remedies with respect to the Senior Lender Collateral or any Lien thereon for so long and to the extent set forth in SUBSECTIONS 3.1 and 3.2 hereof. Nothing in this SECTION 3 is intended or shall be deemed or construed to prohibit Trustee from making any demand for payment or any declaration of acceleration with respect to the Notes or commencing any judicial or other action to collect (without enforcement of any of Trustee's rights and remedies with respect to all or any part of the Senior Lender Collateral) the Note Indebtedness under the Notes and the Note Indenture.

         SECTION 4. LIQUIDATION; DISSOLUTION; BANKRUPTCY. In the event of any Proceeding involving any Credit Party, or any sale, transfer or other disposition of all or substantially all of the assets of any Credit Party:

         (a) Trustee agrees that Senior Lenders may consent to the use of cash collateral or the provision of financing by Senior Lenders to Credit Parties on such terms and conditions and in such amounts as Senior Lenders, in their sole discretion, may decide and that, in connection with such cash collateral usage or such financing, as the case may be, each Credit Party (or a trustee appointed for the estate of any Credit Party) may grant to Agent, for the benefit of Agent and Senior Lenders, Liens on all of such Credit Party's Property, which Liens
(i) shall secure payment, performance and observance of all Senior Indebtedness (whether such Senior Indebtedness arose prior to the commencement of any Proceeding or at any time thereafter); and (ii) shall be superior in priority to the Liens in favor of Trustee on any Property of any Credit Party; PROVIDED, HOWEVER, that Trustee does not hereby waive any rights to seek adequate protection to the extent that holders of other Liens that are subject and subordinate to the Liens of the Senior Indebtedness are entitled to and obtain adequate protection. Trustee agrees that it will not object to or oppose a sale or other disposition of any Property of any Credit Party securing all or any part of the Senior Indebtedness free and clear of Liens or other claims of Trustee under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if Senior Lenders have consented to such sale or disposition and the respective interests of Agent and Trustee attach to the proceeds thereof, subject in any event to the provisions hereof. Trustee agrees to turn over any "adequate protection" of Trustee's interest in any Senior Lender Collateral that it receives in any Proceeding to Agent to the extent necessary to make whole Agent and Senior Lenders and agrees that it will not seek to have the automatic stay lifted with respect to any Senior Lender Collateral, to appoint a Chapter 11 trustee under Section 1104 of


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the Bankruptcy Code or to convert or dismiss such Proceeding under Section 1112 of the Bankruptcy Code, in each case without the prior written consent of Agent or unless Agent seeks such relief. Trustee waives in any Proceeding under the Bankruptcy Code any claim it may now or hereafter have under Section 1111(b)(2) of the Bankruptcy Code, including, without limitation, any such claim arising out of the election by Senior Lenders of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Credit Party, as debtor in possession.

         (b) Each of Agent and Trustee agrees not to, directly or indirectly, take any action or vote in any way that would be in violation of, or inconsistent with, or result in a breach of, this Agreement or challenge or contest in any Proceeding, or in connection with any other enforcement, collection, execution, levy or foreclosure proceeding or otherwise, (i) the validity, perfection, extent, priority or enforceability of any Liens held by Agent or any Senior Lender, or by Trustee or any Noteholder, as the case may be, to secure the payment, performance or observance of all or any part of the Senior Indebtedness or Note Indebtedness, respectively, (ii) the rights of Agent and Senior Lenders, or Trustee and Noteholders, as the case may be, set forth in any of the Senior Credit Documents or Note Documents, as applicable, with respect to such Liens, or (iii) the validity or enforceability of any of the Senior Credit Documents or Note Documents, as the case may be, or any term, condition or provision of this Agreement; PROVIDED, that nothing in this SECTION 4(b) is intended or shall be deemed or construed to limit in any way the ability of Agent or Trustee, as the case may be, to enforce all of the terms and provisions of this Agreement.

         (c) Subject to the limitations set forth in this Agreement, Trustee may file proofs of claim and other pleadings and motions with respect to the Senior Lender Collateral in such Proceeding. If a proper proof of claim has not been filed in the form required in such Proceeding at least thirty (30) days prior to the expiration of the time for filing thereof, the Agent shall have the right (but not the duty) to file an appropriate claim for and on behalf of Trustee. In furtherance of the foregoing, Trustee hereby appoints Agent as its attorney-in-fact, with full authority in the place and stead of Trustee and full power of substitution and in the name of Trustee or otherwise, to execute and deliver any document or instrument which Trustee is required to deliver pursuant to this SECTION 4(c), such appointment being coupled with an interest and irrevocable.

         (d) Trustee shall execute and deliver to Agent all such instruments and other documentation confirming the above authorizations and all such proofs of claim, assignments of claim and other instruments and documentation, and shall take all such other action as may be reasonably requested by Agent to enforce such claims and carry out the purpose of this SECTION 4.

         SECTION 5. INSURANCE AND CONDEMNATION. Unless and until Agent and each Senior Lender shall have received indefeasible payment in full in cash of all Senior Indebtedness and the Senior Credit Documents and all Senior Commitments thereunder shall have terminated pursuant to the respective terms and provisions thereof, (i) Trustee agrees that Agent shall have the sole and exclusive right to adjust settlement with respect to any insurance coverage for any Senior Lender Collateral and (ii) all proceeds of any insurance policy, and proceeds of any


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condemnation or similar proceeding, covering all or any part of the Senior
Lender Collateral shall be paid to Agent for application pursuant to the Senior Credit Documents. If Senior Lenders allow any portion of any proceeds of any insurance, condemnation or similar award with respect to any Senior Lender Collateral to be used by any Credit Party to repair or replace the Senior Lender Collateral affected, Trustee agrees to take promptly all action reasonably requested by Agent to permit such use.

         SECTION 6. WHEN PROCEEDS MUST BE PAID OVER.

         (a) In the event any proceeds of Senior Lender Collateral are received by Trustee or any Noteholder for application to the Note Indebtedness other than as expressly permitted by the terms of this Agreement, such proceeds shall be received by such Person in trust for the benefit of Agent and Senior Lenders and such Person shall promptly turn over such proceeds to Agent (in the same form as received, with any necessary non-recourse endorsement), for application (in the case of cash) to, or as Senior Lender Collateral (in the case of non-cash Property or securities) for, the payment or prepayment of the Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in accordance with its terms. In the event Trustee or any Noteholder fails to provide any endorsement, as contemplated by the preceding sentences, Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).

         (b) All proceeds of Senior Lender Collateral received in connection with any Senior Enforcement Action shall be paid to Agent for application to the payment of Senior Indebtedness pursuant to the Senior Credit Agreement and the other Senior Credit Documents. Upon indefeasible payment in full in cash of all Senior Indebtedness and termination of the Senior Credit Documents and all Senior Commitments thereunder, any remaining proceeds of Senior Lender Collateral shall be delivered to Trustee and applied to the Note Indebtedness, except as otherwise required pursuant to applicable law.

         SECTION 7. SUBROGATION. Trustee hereby waives all rights of subrogation to the claims of Agent or any of the Senior Lenders against any Credit Party, and waives all rights of recourse to any security for any Senior Indebtedness, until such time as all Senior Indebtedness shall have been indefeasibly paid in full in cash and the Senior Credit Documents and all Senior Commitments thereunder shall have terminated pursuant to the respective terms and provisions thereof; PROVIDED, that if any payment to Agent or any Senior Lender is rescinded as a result of a Proceeding or otherwise, the subrogation of Trustee as provided herein shall likewise be rescinded until all of the Senior Indebtedness is indefeasibly paid in full in cash.

         SECTION 8. NO IMPAIRMENT OF SUBORDINATION. No right of Agent or any Senior Lender to enforce the subordination of the Liens on Senior Lender Collateral securing all or any part of the Note Indebtedness shall be impaired by any act or failure to act by any Credit Party or by its failure to comply with this Agreement. Without limiting the generality of the foregoing, the rights of Agent and Senior Lenders under this Agreement shall remain in full force and effect without regard to, and shall not be impaired by: (a) any act or failure to act of any Credit Party, Trustee or Noteholder, or any noncompliance by any Credit Party, Trustee or Noteholder with any agreement or obligation, regardless of any knowledge thereof which Agent or any Senior


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Lender may have or with which Agent or any Senior Lender may be charged, (b) the validity or enforceability of any of the Senior Credit Documents, (c) any extension or indulgence in respect of any payment or prepayment of the Senior Indebtedness or any part thereof or in respect of any other amount payable to Agent or any Senior Lender, (d) any amendment, modification or waiver of any of the terms of the Senior Credit Documents or the Note Documents, (e) any exercise, delayed exercise or non-exercise by Agent or any Senior Lender of any right, power, privilege or remedy under or in respect of any Senior
Indebtedness, the Senior Lender Collateral or this Agreement, (f) any other action of Agent or any Senior Lender permitted under the Senior Credit Documents or this Agreement or (g) the absence of any notice to, or knowledge by, Trustee or any Noteholder of the existence, creation or non-payment of all or any part of the Senior Indebtedness, or the occurrence of any of the matters or events set forth in the foregoing clauses (a) through (f), except as such notice shall be specifically required pursuant to the terms hereof.

         SECTION 9. WAIVERS AND CONSENTS OF TRUSTEE.

         (a) All of the Senior Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement and Trustee expressly waives (i) notice of acceptance by Agent or any Senior Lender of this Agreement, (ii) notice of the existence or creation or non-payment of all or any part of the Senior Indebtedness, (iii) all diligence in collection or protection of or realization upon all or any part of the Senior Indebtedness or any security therefor and any requirement that Agent or any Senior Lender protect, secure, perfect or insure any Lien or any Property subject thereto or exhaust any right or take any action against any Credit Party or any other Person or any such Property, and (iv) promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Indebtedness.

         (b) Trustee agrees and consents that Agent and Senior Lenders may each, at any time and from time to time, in their sole discretion, without the consent of or notice to Trustee (except to the extent such notice is specifically required pursuant to the provisions of this Agreement) or any Noteholder, without incurring responsibility to Trustee or any Noteholder, and without impairing or releasing the subordination provided for herein or the obligations of Trustee or any such Noteholder to Agent or any Senior Lender hereunder, amend, restate, supplement or otherwise modify the Senior Credit Agreement or any of the other Senior Credit Documents in any way whatsoever, including, without limitation, the following: (i) shorten the final maturity of all or any part of the Senior Indebtedness, (ii) modify the amortization of the principal amount of all or any part of the Senior Indebtedness, (iii) increase the principal amount of Senior Indebtedness, or otherwise provide for additional advances, (iv) raise the standard or default per annum interest rates applicable to all or any part of the Senior Indebtedness, (v) impose any additional fees or penalties upon any Credit Party or increase the amount of or rate for any fees or penalties provided for in the Senior Credit Documents, (vi) retain or obtain a Lien on any Property to secure any of the Senior Indebtedness, (vii) enter into new Senior Credit Documents with any Credit Party or any of its direct or indirect subsidiaries, (viii) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, all or any of the Senior Indebtedness or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Senior Indebtedness or any of the Senior Credit Documents, (x) retain or obtain the primary or secondary obligation of any


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other Person with respect to any of the Senior Indebtedness, (xi) release any
Person liable in any manner under or in respect of Senior Indebtedness or release or compromise any obligation of any nature of any Person with respect to any of the Senior Indebtedness, (xii) sell, exchange, not perfect or otherwise deal with any Property at any time pledged, assigned or mortgaged to secure or otherwise securing, all or any part of the Senior Indebtedness, (xiii) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any Property securing any Senior Indebtedness, or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such Property, (xiv) amend, or grant any waiver or release with respect to, or consent to any departure from, any guaranty for all or any of the Senior Indebtedness, (xv) exercise or refrain from exercising any rights against and release from obligations of any type, any Credit Party or any other Person, (xvi) apply any sums from time to time received to the Senior Indebtedness in such manner such as such Person shall determine and (xvii) otherwise manage and supervise the Senior Indebtedness in accordance with such Person's usual practices, modified from time to time as such Person deems appropriate under the circumstances.

         (c) In the event Agent releases or agrees to release any of its Liens on all or any part of the Senior Lender Collateral in connection with the sale or other disposition thereof at the request of any Credit Party or pursuant to any Senior Enforcement Action or otherwise, Agent agrees to notify Trustee in writing thereof with such notice stating the portion of the Senior Lender Collateral to be sold or disposed of and further stating that such Senior Lender Collateral will be sold free and clear of the Liens of Agent and Trustee ("RELEASE NOTICE"). Trustee acknowledges, confirms and agrees that upon Agent giving such a Release Notice to Trustee in accordance with SECTION 15 below, Trustee shall be deemed to consent to such sale or other disposition under the Note Documents and the Lien of Trustee on such Senior Lender Collateral shall be deemed to be, and shall be, automatically released and terminated contemporaneously with the release by Agent of its Lien thereon. Trustee agrees that no further act or documentation shall be necessary to evidence the release and termination by Trustee of such Lien and the delivery of the Release Notice to Trustee and the release by Agent of its Lien on the Senior Lender Collateral shall be PRIMA FACIE evidence of Trustee's release and termination of its Lien upon such Senior Lender Collateral. In the event that Agent requests Trustee to execute and deliver any formal release or termination of its Lien upon such Senior Lender Collateral, Trustee agrees to execute the same forthwith. In furtherance of the foregoing, Trustee hereby appoints Agent as its attorney-in-fact, with full authority in the place and stead of Trustee and full power of substitution and in the name of Trustee or otherwise, to execute and deliver any document or instrument which Trustee is required to deliver pursuant to this SECTION 9(c), such appointment being coupled with an interest and irrevocable.

         (d) Each of Trustee and Agent hereby agrees to use its best efforts to give written notice to the other of any declaration of acceleration, event of default declared in writing by it or, in the case of Agent, commencement of any Senior Enforcement Action under the Note Documents or the Senior Credit Documents, respectively; PROVIDED, that failure to give any such notice shall not result in liability to Trustee or Agent, as the case may be, or modify in any way the terms and provisions of this Agreement and the obligations of the respective parties hereunder. No party hereto shall have any obligation to cure any such default and any payment made or act done by any such party to cure any such default shall not constitute an assumption of the Note Documents or the Senior Credit Documents or of any of the respective obligations thereunder.

         (e) Notwithstanding anything to the contrary contained herein, in the event that Agent releases its Liens on the Senior Collateral as a result of the prior or concurrent indefeasible payment in full in cash of the Senior Indebtedness and termination of the Senior Credit Documents and all Senior Commitments thereunder, Trustee shall not be obligated to release its Liens (nor be deemed to release its Liens as contemplated in SECTION 9(c) on any Senior Lender Collateral remaining after giving effect to such payment and termination (and any sale, transfer or other disposition of Senior Lender Collateral occurring in connection therewith), if, at the time of such release, there shall have occurred and be continuing any default under the Note Documents.

         SECTION 10. MARSHALING. Trustee hereby waives, to the fullest extent permitted by applicable law, any rights it may have under applicable law to assert the doctrine of marshaling or otherwise to require Agent or any Senior Lender to marshall any Property of any Credit Party for the benefit of Trustee or any Noteholder.

         SECTION 11. WAIVER OF RIGHTS. Trustee hereby waives, to the fullest extent permitted by applicable law, any rights it may have to enjoin or otherwise obtain a judicial or administrative order preventing Agent or any Senior Lender from taking, or refraining from taking, any action with respect to all or any part of the Senior Lender Collateral.

         SECTION 12. CONTINUATION OF SUBORDINATION; TERMINATION OF AGREEMENT. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect until Senior Lenders shall have received indefeasible payment in full in cash of all Senior Indebtedness and all of the Senior Credit Documents and the Senior Commitments thereunder shall have terminated pursuant to the respective terms and provisions thereof; PROVIDED, that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Indebtedness is rescinded, avoided or must otherwise be returned by Agent or any Senior Lender upon the insolvency, bankruptcy or reorganization of any Credit Party, all as though such payment had not been made.

         SECTION 13. SPECIFIC PERFORMANCE. Agent and each Senior Lender, on the one hand, and Trustee and each Noteholder, on the other hand, are hereby authorized to demand specific performance of the provisions of this Agreement, at any time when Trustee or any Noteholder, on the one hand, or the Agent or any Senior Lender, on the other hand, shall have failed to comply with any term or provision hereof. Each of Agent (on its behalf and on behalf of the Senior Lenders), and Trustee (on its behalf and on behalf of the Noteholders) hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

         SECTION 14. FURTHER ASSURANCES. Each party hereto will, upon the written request of the other party, from time to time execute and deliver or cause to be executed and delivered such further instruments and agreements and do or cause to be done such further acts as may be reasonably necessary or proper to carry out more effectively the provisions of this

Agreement and to effectuate the terms of the Lien subordination and other provisions contemplated hereby. Without limiting the generality of the foregoing provisions of this SECTION 15, (a) upon the written request of Trustee, Agent shall provide Trustee with copies of all material Senior Credit Documents and
(b) upon the written request of Agent, Trustee shall provide Agent with copies of all material Note Documents, in each case in effect at the time of such request.

         SECTION 15. NOTICES. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective parties as set forth below and may be personally served, facsimilied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by facsimile transmission, on the date of such transmission if transmitted on a business day before 4:00 p.m. (Chicago time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two days after delivery to such courier correctly addressed; or (d) if by United States Mail, four business days after deposit in the United States mail, with postage prepaid and properly addressed:

         If to Agent:               BANKERS TRUST COMPANY
                                    233 South Wacker Drive
                                    84th Floor - Sears Tower
                                    Chicago, Illinois  60606
                                    Attention: Credit Department
                                    FAX:  312/993-8096

         with a copy to:            KATTEN MUCHIN ZAVIS
                                    525 West Monroe Street
                                    Suite 1600
                                    Chicago, Illinois  60661
                                    Attention: Denise S. Burn, Esq.
                                    FAX:  312/902-1061

         If to Trustee:             BNY MIDWEST TRUST COMPANY
                                    2 North LaSalle Street
                                    Suite 1020
                                    Chicago, Illinois 60602
                                    Attention:  Indenture Trust Administration
                                    FAX: 312/827-8542

or to such other address as the party addressed shall have previously designated by written notice to the serving party given in accordance with this SECTION 16.

         SECTION 16. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. AGENT AND EACH SENIOR LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN THE CITY OF CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING

INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, TRUSTEE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. TRUSTEE HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SUCH COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT THE ADDRESS SET FORTH IN SECTION 15 HEREOF AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH PERSON IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO SUCH PERSON. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHTS OF AGENT OR ANY SENIOR LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE AGENT OR ANY SENIOR LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PERSON NOW OR HEREAFTER MAY HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 17. JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER OR UNDER ANY AGREEMENT, DOCUMENT OR INSTRUMENT DELIVERED OR WHICH MAY HEREAFTER BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY RELATIONSHIP ARISING HEREUNDER, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         SECTION 18. SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon and inure to the benefit of Agent, each Senior Lender, Trustee, each Noteholder and each of their respective successors, transferees and assigns.

         (b) Each Senior Lender may, from time to time, without notice to or consent of Trustee or any Noteholder, assign or transfer to any Person any or all of the Senior Indebtedness or any interest therein, and notwithstanding any such assignment or transfer, or any subsequent assignment or transfer thereof, the Senior Indebtedness shall be and remain Senior Indebtedness for purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Indebtedness or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Indebtedness, be entitled to rely upon and be a third party beneficiary of the subordination provided under this Agreement.

         (c) As used in this Agreement, the term "Credit Party" shall include any receiver, trustee, custodian or debtor in possession which is a successor to any Credit Party.

         SECTION 19. GOVERNING LAW. This Agreement shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the internal laws and decisions of the State of Illinois, without regard to conflicts of laws principles.

         SECTION 20. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof. There are no other agreements between the parties hereto in connection with the subject matter hereof except as specifically set forth herein or contemplated hereby. No amendment, modification or waiver of any of the provisions of this Agreement shall be binding unless executed in writing by Agent and Trustee. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. No delay on the part of Agent or any Senior Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or any Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. For the purposes of this Agreement, Senior Indebtedness shall include all Senior Indebtedness, notwithstanding any right or power of any Credit Party or other Person to assert any claim or defense as to the invalidity or unenforceability of all or any part of the Senior Indebtedness, and no such claim or defense shall affect or impair the agreements and obligations of the respective parties hereto.

         SECTION 21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 22. INVALIDITY. In the event one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         SECTION 23. HEADINGS. The headings of the several sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         SECTION 24. CONTRACTUAL REPRESENTATIVE FOR PERFECTION; ACTIONS WITH RESPECT TO COLLATERAL. Trustee hereby appoints Agent as Trustee's contractual representative solely for purposes of perfecting Trustee's Liens on Note Collateral which is of a type such that perfection of a Lien thereon may be accomplished only by possession thereof by Trustee. In the event (I) there shall have occurred and shall be continuing any default under the Note Documents and
(II) all Senior Indebtedness shall have been indefeasibly paid in full in cash and the Senior Credit Documents and all Senior Commitments thereunder shall have been terminated pursuant to the respective terms and provisions thereof, Agent shall deliver to Trustee all Senior Lender Collateral remaining in Agent's possession.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

         IN WITNESS WHEREOF, this Agreement has been made and delivered as of June 29, 2001.

                                            BANKERS TRUST COMPANY,
                                            as Agent


                                            By: /s/ Sam A. Cardone
                                                --------------------------------
                                            Name:  Sam A. Cardone
                                                   -----------------------------
                                            Title: Director
                                                   -----------------------------


                                            BNY MIDWEST TRUST COMPANY,
                                            as Trustee


                                            By: /s/ D.G. Donovan
                                                --------------------------------
                                            Name: D.G. Donovan
                                                  ------------------------------
                                            Title: Assistant Vice President
                                                   -----------------------------

                                   SCHEDULE 1
                                       TO
                             INTERCREDITOR AGREEMENT
                            DATED AS OF JUNE 29, 2000

                            ADDITIONAL CREDIT PARTIES

1.       CALIFORNIA METALS RECYCLING, INC.
2.       CIM TRUCKING, INC.
3.       FIRMA, INC.
4.       FIRMA PLASTIC CO., INC.
5.       MAC LEOD METALS CO.
6.       MTLM ARIZONA, INC.
7.       METAL MANAGEMENT AEROSPACE, INC.
8.       METAL MANAGEMENT ALABAMA, INC.
9.       METAL MANAGEMENT ARIZONA, L.L.C.
10.      METAL MANAGEMENT CONNECTICUT, INC.
11.      METAL MANAGEMENT INDIANA, INC.
12.      METAL MANAGEMENT GULF COAST, INC.
13.      METAL MANAGEMENT MEMPHIS, L.L.C.
14.      METAL MANAGEMENT MIDWEST, INC.
15.      METAL MANAGEMENT MISSISSIPPI, L.L.C.
16.      METAL MANAGEMENT NORTHEAST, INC.
17.      METAL MANAGEMENT OHIO, INC.
18.      METAL MANAGEMENT PITTSBURGH, INC.
19.      METAL MANAGEMENT REALTY, INC.
20.      METAL MANAGEMENT SERVICES, INC.
21.      METAL MANAGEMENT STAINLESS & ALLOY, INC.
22.      METAL MANAGEMENT WEST, INC.
23.      METAL MANAGEMENT WEST COAST HOLDINGS, INC.
24.      METAL MANAGEMENT S&A HOLDINGS, INC.
25.      METALS.COM, INC.
26.      PROLER SOUTHWEST INC.
27.      TROJAN TRADING CO.
28.      RESERVE IRON & METAL LIMITED PARTNERSHIP

                           ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned hereby (a) acknowledges receipt of a copy of the foregoing Intercreditor Agreement (the "INTERCREDITOR AGREEMENT"), (b) acknowledges and consents to all of the terms and provisions thereof, and (c) agrees that, at any time prior to indefeasible payment in full in cash of all Senior Indebtedness and termination of the Senior Credit Documents and all Senior Commitments thereunder pursuant to the respective terms and provisions thereof, (i) it shall not take any action which could reasonably be expected to cause any Property to become Note Collateral, without first providing for Agent, for the benefit of itself and each Senior Lender, to be granted a first, senior and continuing Lien on such Property and (ii) it shall not cause any Property (other than (1) any proceeds or products of Property which as of the date of the Intercreditor Agreement does not constitute Note Collateral and (2) real property, except to the extent required pursuant to the Note Document) to become Senior Lender Collateral without also providing for the Trustee to be granted a Lien thereon subordinate to Agent's Lien pursuant to the Intercreditor Agreement.

         Each of the undersigned hereby agrees that (a) if the Majority Lenders (as such term is defined in the Senior Credit Agreement) so elect, any breach of the provisions of the Intercreditor Agreement by any Person (other than Agent or any Senior Lender) shall constitute an Event of Default (as such term is defined in the Senior Credit Agreement) and (b) if Noteholders holding a majority in principal amount of the then outstanding Notes so elect, any breach of the provisions of the Intercreditor Agreement by any Person (other than Trustee or any Noteholder) shall constitute an Event of Default (as such term is defined in the Note Indenture).

                                   METAL MANAGEMENT, INC., a Delaware
                                   corporation, in its individual capacity as a Credit Party and in its capacity as Funds Administrator


                                       By: /s/ David A. Carpenter
                                           -------------------------------------
                                       Name: David A. Carpenter
                                             -----------------------------------
                                       Title: Executive Vice President
                                              ----------------------------------

                                          BORROWERS:

                                          CALIFORNIA METALS RECYCLING, INC.
                                          CIM TRUCKING, INC.
                                          FIRMA, INC.
                                          FIRMA PLASTIC CO., INC.
                                          MAC LEOD METALS CO.
                                          MTLM ARIZONA, INC.
                                          METAL MANAGEMENT AEROSPACE, INC.
                                          METAL MANAGEMENT ALABAMA, INC.

                                          METAL MANAGEMENT ARIZONA, L.L.C.
                                          METAL MANAGEMENT CONNECTICUT, INC.
                                          METAL MANAGEMENT INDIANA, INC.
                                          METAL MANAGEMENT GULF COAST, INC.
                                          METAL MANAGEMENT MEMPHIS, L.L.C.
                                          METAL MANAGEMENT MIDWEST, INC.
                                          METAL MANAGEMENT MISSISSIPPI, L.L.C.
                                          METAL MANAGEMENT NORTHEAST, INC.
                                          METAL MANAGEMENT OHIO, INC.
                                          METAL MANAGEMENT PITTSBURGH, INC.
                                          METAL MANAGEMENT REALTY, INC.
                                          METAL MANAGEMENT SERVICES, INC.
                                          METAL MANAGEMENT STAINLESS & ALLOY,
                                                INC.
                                          METAL MANAGEMENT WEST, INC.
                                          METAL MANAGEMENT WEST COAST HOLDINGS,
                                                INC.
                                          METAL MANAGEMENT S&A HOLDINGS, INC.
                                          METALS.COM, INC.
                                          PROLER SOUTHWEST INC.
                                          TROJAN TRADING CO.

                                          By: /s/ David A. Carpenter
                                              ----------------------------------
                                          Name:  David A. Carpenter
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                          RESERVE IRON & METAL LIMITED
                                          PARTNERSHIP

                                          By: METAL MANAGEMENT OHIO, INC.,
                                              its general partner

                                          By: /s/ David A. Carpenter
                                              ----------------------------------
                                          Name: David A. Carpenter
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------

Dated as of June 29, 2001